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                                    EXHIBIT 1

         The undersigned each agree, in connection with their beneficial ownership of Class A Common Shares of United National Group, Ltd., (i) that they are members of a "group" filing this Schedule 13G pursuant to Rule 13d-1(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) that they shall jointly file a Schedule 13G pursuant to Section 13(d) of the Exchange Act, together with any amendments to the Schedule 13G that from time to time may be required; and (ii) that the Schedule 13G and any such amendments are and will be filed on behalf of each of them.

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/w of Russell C. Ball, Sr., as appointed by Russell C. Ball, Jr. F/B/O Russell C. Ball, III.

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/w Russell C. Ball, Sr., as appointed by Russell C. Ball, Jr. F/B/O Andrew L. Ball

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t Ethel M. Ball; dated 2/9/67, as appointed by Russell C. Ball, Jr., F/B/O Russell C. Ball, III

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t/ Ethel M. Ball; dated 2/9/67, as appointed by Russell C. Ball, Jr., F/B/O Andrew L. Ball

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr. dated 11/9/67

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr. dated 6/9/69

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr.; dated 1/29/70

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr. dated 1/24/73

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr. dated 12/22/76 f/b/o Russell C. Ball, III

                  Russell C. Ball, III, Andrew L. Ball, PNC Bank, N.A., Trustees u/a/t of Russell C. Ball, Jr. dated 12/22/76 f/b/o Andrew L. Ball

                  By: /s/ Russell C. Ball, III
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                      Russell C. Ball, III, Authorized Signatory